Exhibit 99.1

Deloitte & Touche LLP
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Suite 1200
Tampa, FL 33602-4990
USA

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June 26, 2015 Wyndham Vacation Ownership, Inc. 6227 Sea Harbor Drive Orlando, Florida 32821

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Wyndham Vacation Ownership, Inc. (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank”, and together with the Company, the “Specified Parties”), with respect to a portfolio of timeshare loans in connection with the proposed offering of Sierra Timeshare 2015-2 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2015-2 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

AGREED-UPON PROCEDURES

Representatives of Deutsche Bank provided us with a computer-generated timeshare loan data file and related record layout (the “Sample Data File”) containing information with respect to 200 Wyndham Vacation Resorts,

Inc. (“WVRI”) loans and Wyndham Resort Development Corporation (“WRDC”) loans (collectively, the “Sample Loans”).  We make no representations as to the selection criteria used in determining the Sample Loans.

For each of the Sample Loans, we performed the related comparisons and recomputations of certain loan characteristics (the “WVRI Characteristics” and “WRDC Characteristics,” and collectively, the “Characteristics”) set forth on the Sample Data File and indicated below.

Member of Deloitte
Touche Tohmatsu

Characteristics

WVRI Characteristics	WRDC Characteristics

1. Contract Number
2. First Name
3. Last Name
4. Billing State
5. Sales Date
6. Purchase Price
7. Payment Amount
8. Interest Rate
9. Term
10. First Payment Date
11. Maturity Date
12. Pre-Authorized Checking (“PAC”)
13. Resort Name
14. Last Payment Date
15. Next Payment Date
16. Loan Balance Amount
17. FICO

1. Contract Number
2. First Name
3. Last Name
4. Billing State
5. Sales Date
6. Purchase Price
7. Payment Amount
8. Interest Rate
9. Term
10. First Payment Date
11. Maturity Date
12. PAC
13. Last Payment Date
14. Next Payment Date
15. Loan Balance Amount
16. FICO

We compared WVRI Characteristics 1 through 13 and WRDC Characteristics 1 through 12, as applicable, to the corresponding information set forth on or derived from the imaged copy of the (a) Contract for Purchase and Sale or the Amendment to Contract or (b) Truth In Lending Disclosure Statement, as applicable (collectively, the “Contract”).  In instances where a WRDC contract was identified on the servicing system tracking report and the imaged copy of the Contract has a Sales Date (WRDC Characteristic 5) different than the Sales Date in the servicing system we compared the Sales Date (as set forth on the Sample Data File) to the last day of the month that the sale occurred (as set forth on the imaged copy of the Contract).

We compared WVRI Characteristics 14 through 16 and WRDC Characteristics 13 through 15, as applicable, to the corresponding information set forth on or derived from a detail listing of customer monthly payments (the “Account Payment Histories”).  At your instruction, in each instance in which either (i) WVRI Characteristic 14 or (ii) WRDC Characteristic 13 indicated a date (such as May 31, 2015) which caused the Next Payment Date to be invalid, we compared (a) WVRI Characteristic 15 to WVRI Characteristic 14 and (b) WRDC Characteristic 14 to WRDC Characteristic 13.

We compared WVRI Characteristic 17 and WRDC Characteristic 16, as applicable, to the corresponding information set forth on a credit scoring schedule (the “Credit Scoring Schedule”).  In instances where the WVRI Characteristic 17 and WRDC Characteristic 16 were not on the Credit Scoring Schedule, we compared the related FICO scores to system activity history provided by the Company.

The documents described above and any other related documents provided to us in support of the Characteristics were provided to us by the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy, reasonableness or completeness of any of the information contained therein.  Such comparisons were made using imaged copies or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics as set forth on the Sample Data File were found to be in agreement with the Loan Documents, except for those items listed on the attached Appendix A.  Supplemental information is contained on Appendix B.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sample Loans underlying the Sample Data File or any information set forth on the Loan Documents or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Sample Loans or (iii) reasonableness of any of the aforementioned information, assumptions and methodologies.

It should be understood that we make no representations concerning questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Sample Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than such Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 26, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in Last Payment Date.
2	One difference in Purchase Price.
3	One difference in Payment Amount.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 26, 2015 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Number	Sample Loan Number	WRDC or WVRI Characteristic	Characteristic as set forth on Sample Data File	Characteristic as set forth on Loan Documents
1	[REDACTED]	Last Payment Date	5/15/15	6/15/15
2	[REDACTED]	Purchase Price	$18,329	$18,029
3	[REDACTED]	Payment Amount	$217.19	$213.16

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.